SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2006

PRIMEDIA Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11106	13-3647573
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 FIFTH AVENUE, NEW YORK, NEW YORK
(Address of principal executive offices)

10151
(Zip Code)

Registrant’s telephone number, including area code: (212)-745-0100

Item 1.01 Entry into Material Definitive Agreement

On December 7, 2006, PRIMEDIA announced it has entered into an agreement to sell all of the assets relating to its hunting, fishing, and shooting titles, to Intermedia Outdoor, Inc., an entity controlled by Intermedia Partners VII, L.P., in an all-cash transaction valued at $170 million. This divestiture is subject to customary regulatory approvals and is expected to be completed no later than the first quarter of 2007.

Item 7.01 Regulation FD Disclosure

On December 7, 2006, PRIMEDIA held a conference call to discuss the sale of its hunting, fishing and shooting titles. Furnished as Exhibit 99.2 is a copy of the transcript of such call.

Item 8.01 Other Events

On December 7, 2006, PRIMEDIA issued a press release relating to the sale of its hunting, fishing and shooting titles.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 Press Release of PRIMEDIA Inc., December 7, 2006.

Exhibit 99.2 Transcript of conference call held on December 7, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMEDIA Inc. (Registrant)

Date:	December 8, 2006	By:	/s/ KEVIN J. NEARY
Kevin J. Neary
Senior Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of PRIMEDIA Inc., dated December 7, 2006

99.2	Transcript of conference call held on December 7, 2006